Exhibits  -  99.1,  Certification  of  Officers

Certification  of  Chief  Executive  Officer of Consolidated Medical Management,
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Inc., Inc. pursuant to Section 906 of the Sarbanes-Oxley Act of 1992 and Section
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1350  of  18  U.S.C.  63.
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I,  Timothy  G.  Byrd,  Jr., the Chief Executive Officer of Consolidated Medical
Management, Inc. hereby certify that Consolidated Medical Management, Inc.'s periodic report on Form 10-QSB and the financial statements contained therein, of which this certification is Exhibit Number 99.1, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and that information contained in the periodic report on Form 10-QSB and the financial statements contained therein fairly represents, in all material respects, the financial condition and results of the operations of Consolidated Medical Management, Inc.

Date:   August 12, 2002, 2002          /s/  Timothy G. Byrd, Sr.
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                                            Timothy G. Byrd, Sr
                                            Chief Executive Officer of
                                            Consolidated Medical Management, Inc


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